Presentation to KBW Sales Team January 13, 2015

Disclaimer Certain statements in this presentation contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements include but are not limited to statements with respect to plans, objectives, expectations, and intentions and other statements that are not historical facts, and other statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," and "projects," as well as similar expressions. Such statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by Carolina Financial Corporation or any person that such future events, plans, or expectations will occur or be achieved. In addition to factors previously disclosed in the registration statement and reports filed by Carolina Financial Corporation with the Securities and Exchange Commission, additional risks and uncertainties may include, but are not limited to: the possibility that the final purchase accounting results for the recently completed branch acquisition could vary materially from those assumed in this presentation; the possibility that any of the anticipated benefits of the branch acquisition will not be realized or will not be realized within the expected time period; the risk that integration of operations with those of Carolina Financial Corporation will be materially delayed or will be more costly or difficult than expected; the potential for customer relationships and operating results to be adversely affected by the branch acquisition. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in the registration statement and reports (such as our Registration Statement on Form 10, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made. 2

Overview of Carolina Financial

- Headquartered in Charleston, SC
  - Founded in 1996
  - 380 employees
- $1.3 billion in total assets
  - 3rd largest bank headquartered in South Carolina
- 26 total branches across North and South Carolina
  - Legacy CARO branches:
    - Charleston market = 8 branches
    - Myrtle Beach market = 6 branches
    - Upstate market = 1 loan production office
  - Transaction closed in December 2014 added 12 branches:
    - 3 South Carolina branches
    - 9 North Carolina branches
    - 1 loan production office in Wilmington, NC

CARO Franchise



Greenville
Spartanburg
Monroe
Rockingham
Fayetteville
Jacksonville
Anderson
Monarch
Rock Hill
Laurinburg
Lumberton
Kershaw
Whiteville
Wilmington
Greenwood
Florence
Columbia
Lake City
Myrtle Beach
Martinez
Augusta
Orangeburg
Georgetown
Sandersville
Allendale
North Charleston
Charleston
Statesboro
Beaufort
Vidalia
Branch
Loan Production Office

Pro Forma Deposits by Market



Other
13%
Charleston
52%
Myrtle Beach
35%

FINANCIAL HIGHLIGHTS

Total Assets	$ 1,258,354	NPAs / Assets (1)	1.10 %
Total Loans	730,123	Reserves / NPLs (1)	123.1
Deposits	998,922	Reserves / Loans HFI (1)	1.35
Loans / Deposits	73.1 %	Texas Ratio (1)	11.4
YTD ROAA (1)	0.92 %	TCE / TA	7.01 %
YTD ROAE (1)	10.10	Leverage Ratio	8.66
YTD Net Interest Margin (1)	3.42	Tier 1 Capital Ratio	11.91
		Total Capital Ratio	13.00

Carolina Financial CORPORATION

Source: FDIC; data as of or for the period ended 9/30/14; deposit by market data as of 6/30/14
Balance sheet, capital ratios, asset quality and branch data pro forma for branch acquisition; NPAs exclude performing restructured loans
(1) Profitability and asset quality metrics exclude the impact of branch acquisition

3

Corporate Structure Unconsolidated Subsidiaries: Carolina Financial Corporation (Founded in 1996) Carolina Financial Capital Trust I Carolina Financial Capital Trust II Carolina Services CresCom Bank Corporation of Charleston (Created in 2012 merger) Crescent Mortgage Company (Acquired in 2004) 4

Executive Management Team Over 20 years of experience in senior financial institution management Joined Coastal Financial Corporation in 1995 as EVP and CFO (Company experienced 27% Jerold L. Rexroad compound growth in market price from IPO) Left KPMG LLP in 1995, prior Partner in charge of S.C. Financial Institutions Practice Former President of Carolina First Savings and EVP and Board member of Carolina First David L. Morrow Bank Serves on several Boards and Foundations 27 years of banking experience Founding director and past President, CCO and Secretary of Crescent Bank J. Huggins, III Director of Carolina Financial Corporation from 2001 to 2012 Prior experience with C&S Bank and Carolina First Bank CPA with more than 10 years of experience in financial institutions William A. Gehman III Joined Coastal Financial Corporation as SVP and corporate controller in 2002 Prior Senior Manager with KPMG LLP Certified Mortgage Banker, the highest designation in the mortgage industry Joined Cresent Mortgage Company in 1999 Fowler Williams Prior mortgage loan originator and state representative for a private mortgage insurance company 5

Our Culture and Company Goals Vision: To Be THE Trusted Community Bank of Choice Mission: Offering competitive community banking products and superior service experiencesfor our customers Creating an environment where our team members continually learn, develop and grow Responsibly participating in the growth and well-being of the communities we serve Maximizing the value of our shareholders' investment over both the short and long term Values: Guiding Principles: Leadership Safety and Soundness Integrity Profitability Communication Growth Quality 6

Accolades and Recognition American Banker Magazine Ranks CARO: #1 Most Profitable Community Bank Headquartered in the Southeast #6 Most Profitable Community Bank Headquartered Nationwide America's Most Profitable Community Banks Rank Institution Ticker Headquarters 1 BNCCORP BNCC Bismarck, ND 2 Berkshire Bancorp BERK New York, NY 3 Clarkston Financial Corp. CKFC Waterford, MI 4 First General Bank FGEB Rowland Heights, CA 5 Open Bank OPBK Los Angeles, CA 6 Carolina Financial Corporation CARO Charleston, SC 7 Citizens Financial Services CZFS Mansfield, PA 8 Choice Bancorp CBKW Oshkosh, WI 9 Macatawa MCBC Holland, MI 10 Access National Corp ANCX Reston, VA Source: "Rising Tide: The Top 200 Community Banks"; American Banker; published 4/28/14 Ranked by three-year average ROAE; 848 total banks included in ranking 7

Price Performance 8/7/14 12/12/14 Announced acquisition Closed acquisition of 12 $16.00 of 13 FCBC branches FCBC branches 7/1/14 Began trading on NASDAQ $14.00 $13.99 2/24/14 10/22/13 Closed acquisition Began trading of St. George on OTCQB Branch $12.00 $10.00 $8.72 $8.00 $6.00 10/22/13 12/22/13 2/22/14 4/22/14 6/22/14 8/22/14 10/22/14 12/22/14 Pricing data as of 1/8/15 Adjusted to reflect 2-for-1 stock split in November 2014 8

Recent Major Events 2011 May 16: Consolidation of two bank subsidiaries: 2012 Community FirstBank and Crescent Bank March: CresCom Bank created from merger of Community FirstBank and Crescent Bank 2013 October 9: Listed on OTCQB October 28: Litchfield / Pawleys Island branch opened 2014 February 24: Closed acquisition of St. George branch from First Federal of South Carolina May 6: CresCom University launched June 30: Expanded to Greenville with LPO July 1: Listed on NASDAQ September 1: Opened Cane Bay and Socastee branches December 12: Closed acquisition of 12 FCBC branches 9

Attractive Markets of Operation Charleston, SC #7 City for Jobs in 2015 Top 10 Pro-Business States Home to the Port of Charleston, one of the largest ports in Major Employers the U.S. October 2014 unemployment rate of 5.6%, below South Carolina's of 6.3% Myrtle Beach, SC Major tourist destination with approximately 16 million 2014 2019 Proj. Population Growth (%) visitors annually 10.0% 8.5% 8.3% 7.5% 4.9% 4.6% 5.0% 4.4% 3.5% 2.5% 0.0% Charleston Myrtle Greenville South Southeast US MSA Beach MSA MSA Carolina Source: SNL Financial, Forbes, Pollina Corporate, Myrtle Beach webiste, Charleston City website, Charleston Regional Development Alliance 10

Expanding A Valuable Franchise

South Carolina Banks by Assets

Rank	Company	Ticker	Assets ($mm)
1	South State Corporation	SSB	$7,887
2	CertusHoldings Inc.	--	1,549
	Pro Forma	CARO	1,258
3	Palmetto Bancshares, Inc.	PLMT	1,098
4	Carolina Financial Corporation	CARO	1,039
5	CNB Corporation	CNBW	1,009
6	Southern First Bancshares, Inc.	SFST	1,008
7	First Community Corporation	FCCO	831
8	Security Federal Corporation	SFDL	829
9	First Palmetto Financial Corporation	--	566
10	Travelers Rest Bancshares, Inc.	--	521

Charleston MSA Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$2,353	23.0 %	25
2	South State Corp.	1,557	15.2	31
3	Bank of America Corp.	1,409	13.8	16
4	First Citizens BancShares Inc.	687	6.7	20
5	Synovus Financial Corp.	623	6.1	9
6	BB&T Corp.	597	5.8	13
7	Carolina Financial Corp.	529	5.2	7
8	Southcoast Financial Corp.	337	3.3	11
9	Bank of South Carolina Corp.	322	3.2	4
10	BNC Bancorp	304	3.0	7

Myrtle Beach MSA Deposit Market Share

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	BB&T Corp.	$1,682	24.5 %	27
2	CNB Corp.	742	10.8	13
3	Wells Fargo & Co.	572	8.3	10
4	HCSB Financial Corp.	420	6.1	12
5	Bank of America Corp.	392	5.7	9
6	South State Corp.	391	5.7	14
7	Carolina Financial Corp.	358	5.1	13
8	Toronto-Dominion Bank	349	5.1	10
9	First Citizens BancShares Inc.	333	4.9	10
10	Synovus Financial Corp.	282	4.1	3

Source: FDIC; asset data as of 9/30/14; deposit data as of 6/30/14
CARO data pro forma for branch acquisition
Includes all banks and holding companies headquartered in South Carolina; excludes merger targets in announced deals not yet consummated

Carolina Financial CORPORATION

11

2014 Branch Acquisition CARO closed the acquisition of 12 FCBC branches and 1 loan production office, on December 12, 2014 Strategically compelling Raleigh Natural expansion into 4 new counties Charlotte o Top 5 deposit market share in Bladen and Columbus, NC counties Financially attractive Wilmington Cost of deposits of 0.25% Myrtle Beach 69% core deposits Loan Production Office (2) Charleston CARO Branch (14) Low risk FCBC Branch (12) Familiar with markets of operation Management has successful integration track record Deposit market share data as of 6/30/14 Core deposits defined as checking accounts, money market accounts and savings accounts 12

Financially Attractive Transaction Earnings Impact EPS Accretion Double-digit Initial Dilution Less than 5% Tangible Book Value Impact Earnback Period Approximately 2 years Leverage Ratio 8.7% Pro Forma Capital Ratios Total Capital Ratio 13.0% as of 9/30/14 Tangible Common Equity / 7.0% Tangible Assets 13

Strengthening Deposit Franchise CARO = $784 million Demand Jumbo Time Deposits Deposits 13% 13% Pro Forma = $1.0 billion NOW Accounts Retail Time 16% Deposits 27% Jumbo Time Demand Money Deposits Deposits Market & 13% 14% Savings 30% Cost of Deposits = 0.45% NOW Accounts Retail Time 18% Deposits 24% FCBC Branches = $236 million Money Market Jumbo Time Demand & Savings Deposits Deposits 17% 30% 15% Retail Time Deposits Pro Forma NOW 17% Cost of Deposits = 0.40% Accounts 22% Money Market & Savings 30% Cost of Deposits = 0.25% Data as of 6/30/14 14

Crescent Mortgage Operations Active or pending operations in 46 out of 50 U.S. states Lending operations began in AZ and NM in 2014 Business purpose: We exist to deliver high quality mortgage warehouse products and services to our Customer Relationships Objective: Maximize the value of our shareholder investment Not Lending Lending Application Pending 16

Mortgage Production Mortgage Loan Production ($bn) $2.5 $2.2 $2.0 $1.6 $1.6 $1.6 $1.5 $1.3 $1.0 $0.8 $0.5 $0.0 2009 2010 2011 2012 2013 2014 YTD 2014 YTD data as of the nine months ended 9/30/14 17

Recent Financial Highlights

Balance Sheet Trends Assets ($mm) Gross Loans ($mm) $1,400 $800 $1,258 $730 $703 $1,200 $700 $1,079 $598 $1,000 $600 $931 $889 $882 $543 $525 $826 $511 $800 $500 $600 $400 2009 2010 2011 2012 2013 Q3 '14 2009 2010 2011 2012 2013 Q3 '14 Deposits ($mm) Loan / Deposit (%) $1,100 100.0% $999 92.4% $950 90.0% 86.7% 84.5% 78.3% 77.9% $800 80.0% $761 $698 73.1% $690 $653 $650 $622 70.0% $500 60.0% 2009 2010 2011 2012 2013 Q3 '14 2009 2010 2011 2012 2013 Q3 '14 Q3 '14 data pro forma for branch acquisition 19

Capital Ratio Trends Tangible Common Equity / Tangible Assets (%) Leverage Ratio (%) 10.00% 12.00% 9.33% 11.15% 7.60% 8.00% 10.50% 7.01% 9.65% 6.00% 9.00% 5.53% 8.66% 5.20% 5.00% 7.94% 7.28% 4.00% 7.50% 6.88% 2.00% 6.00% 2009 2010 2011 2012 2013 Q3 '14 2009 2010 2011 2012 2013 Q3 '14 Tier 1 Capital Ratio (%) Total Risk-Based Capital Ratio (%) 16.00% 18.00% 15.42% 16.82% 14.00% 16.00% 15.52% 13.11% 11.91% 12.00% 14.00% 13.27% 13.00% 10.48% 12.20% 11.86% 10.00% 12.00% 9.19% 9.28% 8.00% 10.00% 2009 2010 2011 2012 2013 Q3 '14 2009 2010 2011 2012 2013 Q3 '14 Q3 '14 data pro forma for branch acquisition 20

Income Statement Trends ROAA (%) ROAE (%) 3.00% 36.0% 31.3% 2.02% 1.89% 22.0% 1.50% 18.0% 13.8% 0.92% 10.1% 0.64% 0.00% 0.0% (0.11%) (2.1%) (1.50%) (18.0%) (1.24%) (25.1%) (3.00%) (36.0%) 2009 2010 2011 2012 2013 2014 YTD 2009 2010 2011 2012 2013 2014 YTD Net Interest Margin (%) Noninterest Income / Average Assets (%) (1) 4.00% 8.00% 6.87% 3.55% 3.42% 3.50% 6.00% 3.39% 3.31% 5.08% 3.10% 3.01% 3.00% 4.00% 2.42% 2.56% 2.47% 1.70% 2.50% 2.00% 2.00% 0.00% 2009 2010 2011 2012 2013 2014 YTD 2009 2010 2011 2012 2013 2014 YTD 2014 YTD data as of or for the nine months ended 9/30/14; nine month data annualized Excludes impact of branch transaction (1) Excludes gains / losses on sale of securities 21

Asset Quality Trends NPAs / Assets (%) Classified Loans + OREO / Capital + Reserves (%) 8.00% 30.0% 7.32% 26.4% 6.00% 24.0% 4.36% 16.9% 4.00% 18.0% 3.24% 14.3% 2.42% 12.8% 1.97% 10.7% 2.00% 12.0% 1.10% 0.00% 6.0% 2009 2010 2011 2012 2013 Q3 '14 2012 2013 Q1 '14 Q2 '14 Q3 '14 Reserves / Loans HFI (%) NCOs / Average Loans (%) 2.60% 6.00% 2.38% 2.29% 4.06% 2.20% 4.00% 1.85% 1.86% 2.13% 1.80% 2.00% 1.10% 0.85% 1.49% 0.10% 1.35% 1.40% 0.00% (0.14%) 1.00% (2.00%) 2009 2010 2011 2012 2013 Q3 '14 2009 2010 2011 2012 2013 2014 YTD Data as of or for the nine months ended 9/30/14 NPAs exclude performing restructured loans Excludes impact of branch transaction 22

Financial Performance Versus Peers Includes all major exchange traded banks and thrifts headquartered in the Southeast with total assets between $1.25 billion and $4.0 billion YTD ROAA (%) YTD ROAE (%) YTD NIM (%) 1.60% 16.00% 8.00% 12.43% 1.20% 6.19% 1.20% 12.00% 6.50% 0.92% 10.10% 0.80% 8.00% 5.00% 6.21% 0.58% 4.11% 0.40% 4.00% 3.50% 3.42% 3.19% 0.23% 2.03% 0.00% 0.00% 2.00% Peers CARO Peers CARO Peers CARO = Peer Min Max Range = Peer Middle 50% Source: SNL Financial Data as of the nine months ended 9/30/14; CARO data excludes impact of branch acquisition White font denotes group median 23

Capital and Asset Quality Versus Peers Includes all major exchange traded banks and thrifts headquartered in the Southeast with total assets between $1.25 billion and $4.0 billion TCE / TA (%) Leverage Ratio (%) NPAs / Assets (%) 20.00% 18.00% 4.00% 16.40% 3.78% 14.43% 15.00% 15.00% 3.00% 10.00% 12.00% 2.00% 8.94% 7.01% 10.30% 1.14% 1.10% 5.00% 9.00% 1.00% 4.20% 8.66% 6.48% 0.21% 0.00% 6.00% 0.00% Peers CARO Peers CARO Peers CARO = Peer Min Max Range = Peer Middle 50% Source: SNL Financial Data as of 9/30/14; CARO capital ratios pro forma for recent branch acquisition, asset quality excludes impact of branch transaction Note: Peer asset quality ratios exclude loans and OREO covered by the FDIC; NPAs exclude performing restructured loans White font denotes group median 24

Peer Trading Valuation Includes all major exchange traded banks and thrifts headquartered in the Southeast with total assets between $1.25 billion and $4.0 billion Price / Tangible Book Value (%) Price / Last Quarter Annualized EPS (x) Price / 2015 EPS (x) 300% 40.0x 25.0x 280% 35.3x 24.7x 240% 30.0x 20.0x 21.3x 15.5x 180% 20.0x 15.0x 148% 129% 11.7x 120% 10.0x 10.0x 10.5x 10.2x 91% 60% 0.0x 5.0x Peers CARO Peers CARO Peers = Peer Min Max Range = Peer Middle 50% Source: SNL Financial Financial data as of 9/30/14; pricing data as of 1/8/15 CARO tangible book value pro forma for recent branch acquisition White font denotes group median 25

Appendix I: Branch Detail

Current CARO Branch Locations

Conway
Address: 2069 East Highway 501
Year Opened: 2005
Deposits: $35.7 mm

Cane Bay
Address: 1724 State Rd.
Year Opened: 2014
Deposits: NA

Saint George
Address: 5561 Memorial Blvd.
Year Opened: 1962
Deposits: $26.0 mm

Summerville
Address: 200 North Cedar St.
Year Opened: 2002
Deposits: $66.0 mm

North Charleston
Address: 8485 Dorchester Rd.
Year Opened: 2006
Deposits: $21.9 mm

Charleston
Address: 884 Orleans Rd.
Year Opened: 2001
Deposits: $75.5 mm



SOUTH
CAROLINA
Darlington
Camden
Bishopville
Marion
Florence
Nichols
Fair Bluff
Mullins
Tabor City
Loris
Longs
Conway
Little River
North Myrtle Beach
Myrtle Beach
Socastee
Garden City Beach
Timmonsville
Sardis
Centenary
Rembert
Mayesville
Olanta
Pamplico
Aynor
Britton's Neck
Forest Acres
Eastover
Sumter
Turbeville
Lake City
Alcolu
Johnsonville
Fort Motte
Kingstree
Nesmith
Manning
St Matthews
Summerton
Greeleyville
Lane
Trio
Plantersville
Andrews
Georgetown
Orangeburg
Elloree
Santee
Norway
Eutawville
Holly Hill
St Stephen
Bamberg
Branchville
Harleyville
Moncks Corner
Cordesville
Ehrhardt
St George
Summerville
Goose Creek
McClellanville
Cottageville
Walterboro
Ladson
North Charleston
Hampton
Hendersonville
Charleston
Isle of Palms
Mount Pleasant
Yemassee
Meggett
Wadmalaw Island
Sheldon
Edisto Island
Ridgeland
Burton
Atlantic

Charleston
Address: 430 Folly Rd.
Year Opened: 2005
Deposits: $31.1 mm

Charleston
Address: 288 Meeting St.
Year Opened: 1997
Deposits: $257.6 mm

North Myrtle Beach
Address: 700 Main St.
Year Opened: 2003
Deposits: $50.1 mm

Myrtle Beach
Address: 991 38th Ave. North
Year Opened: 2001
Deposits: $99.5 mm

Socastee
Address: 4506 Highway 707
Year Opened: 2014
Deposits: NA

Murrells Inlet
Address: 2636 South Highway 17
Year Opened: 2006
Deposits: $60.3 mm

Pawleys Island
Address: 13021 Ocean Highway
Year Opened: 2013
Deposits: $8.8 mm

Mount Pleasant
Address: 1492 Stuart Engals Blvd.
Year Opened: 1998
Deposits: $51.2 mm

Carolina Financial CORPORATION

Source: SNL Financial
Deposit data as of 6/30/14
Note: Map excludes Greenville loan production office

27

Acquired FCBC Branch Locations Elizabethtown, NC Shallotte, NC Address: 306 S Poplar St. Address: 200 Smith Ave. Year Opened: 2005 Year Opened: 2007 Heath Springs, NC Deposits: $24.8 mm Deposits: $33.5 mm Southport, NC Address: 202 N. Main St. Address: 4945 Southport-Supply Rd. Year Opened: 1936 Year Opened: 2006 Deposits: $10.0 mm Deposits: $21.2 mm Chadbourn, NC Southport, NC Address: 111 Strawberry Blvd. Address: 115 N Howe St. Year Opened: 1960 Year Opened: 2005 Deposits: $36.4 mm Deposits: $7.4 mm Whiteville, NC Holden Beach, NC Address: 110 N. JK Powell Rd. Address: 3178 Holden Beach Rd. Year Opened: 1997 Year Opened: 2000 Deposits: $35.0 mm Deposits: $16.7 mm Tabor City, NC Ocean Isle Beach, NC Address: 105 Hickman Rd. Address: 7290-17 Beach Dr. SW Year Opened: 1997 Year Opened: 2007 Deposits: $26.6 mm Deposits: $8.8 mm Conway, SC Little River, SC Address: 1230 16th Ave. Address: 1180 Highway 17 Year Opened: 2006 Year Opened: 2008 Deposits: $9.6 mm Deposits: $6.5 mm Deposit data as of 6/30/14 Note: Map excludes Wilmington loan production office 28

Appendix II: Peer Comparison Detail

Peer Comparison – Financial Condition

Includes all major exchange traded banks and thrifts headquartered in the Southeast with total assets between $1.25 billion and $4.0 billion

	General Information				YTD Profitability			Capital Ratios		Asset Quality		
	Institution	Ticker	Headquarters	Assets ($mm)	ROAA (%)	ROAE (%)	NIM (%)	Tang. Com. Eq./ Assets (%)	Leverage Ratio (%)	LLR/ Loans HFI (%)	NPAs/ Assets (%)	LTM NCOs/ Avg Loans (%)
(1)	**Carolina Financial Corporation**	**CARO**	**Charleston, SC**	**1,258**	**0.92**	**10.10**	**3.42**	**7.01**	**8.66**	**1.35**	**1.10**	**(0.09)**
	Ameris Bancorp	ABCB	Moultrie, GA	3,999	1.02	11.46	4.54	7.27	8.83	0.78	1.43	0.32
	Bear State Financial, Inc.	BSF	Little Rock, AR	1,528	2.78	25.69	4.48	8.84	8.10	1.22	0.98	0.16
	C1 Financial, Inc.	BNK	Saint Petersburg, FL	1,548	0.50	5.01	4.21	11.89	12.32	0.48	3.78	0.37
	Capital City Bank Group, Inc.	CCBG	Tallahassee, FL	2,500	0.38	3.47	3.44	8.22	10.97	1.35	2.61	0.54
	CenterState Banks, Inc.	CSFL	Davenport, FL	3,639	0.23	2.03	4.27	9.85	9.39	0.81	1.15	0.10
	CommunityOne Bancorp	COB	Charlotte, NC	2,016	0.39	8.82	3.41	4.20	6.48	1.63	2.39	0.13
	Fidelity Southern Corporation	LION	Atlanta, GA	2,862	1.15	12.43	3.59	8.89	10.64	1.36	1.58	0.20
	First Bancorp	FBNC	Southern Pines, NC	3,196	0.74	6.27	4.34	7.86	11.39	1.82	1.78	0.64
	Home Bancorp, Inc.	HBCP	Lafayette, LA	1,260	0.78	6.45	4.64	11.67	11.34	0.82	1.13	0.16
	HomeTrust Bancshares, Inc.	HTBI	Asheville, NC	2,214	0.42	2.39	3.99	16.40	14.43	1.44	2.71	0.14
	MidSouth Bancorp, Inc.	MSL	Lafayette, LA	1,892	1.10	10.27	4.65	6.26	9.56	0.76	0.66	0.25
(1)	NewBridge Bancorp	NBBC	Greensboro, NC	2,640	0.57	6.21	3.69	8.38	8.54	1.31	0.39	0.28
	Park Sterling Corporation	PSTB	Charlotte, NC	2,326	0.58	4.69	4.01	10.06	10.09	0.61	0.62	(0.07)
(1)	Seacoast Banking Corporation of Florida	SBCF	Stuart, FL	3,039	0.42	4.08	3.19	9.36	10.51	1.26	1.01	(0.02)
(1)	State Bank Financial Corporation	STBZ	Atlanta, GA	3,436	1.20	6.98	6.19	13.69	13.81	1.81	0.21	(0.03)
(1)	Stonegate Bank	SGBK	Pompano Beach, FL	2,201	0.60	5.36	3.70	8.98	9.59	1.49	0.30	(0.01)
	Min:				**0.23**	**2.03**	**3.19**	**4.20**	**6.48**	**0.48**	**0.21**	**(0.07)**
	Median:				**0.58**	**6.21**	**4.11**	**8.94**	**10.30**	**1.29**	**1.14**	**0.16**
	Max:				**1.20**	**12.43**	**6.19**	**16.40**	**14.43**	**1.82**	**3.78**	**0.64**

Carolina Financial CORPORATION

Source: SNL Financial; data as of or for the nine months ended 9/30/14; BSF ROAA and ROAE excluded from min, median and max
CARO balance sheet and capital ratios pro forma for branch acquisition; profitability and asset quality ratios exclude impact of branch acquisition
Excludes banks headquartered in Kentucky, Virginia and West Virginia; excludes merger targets
Asset quality ratios adjusted to exclude loans and OREO covered by the FDIC; NPAs exclude performing restructured loans
(1) Pro forma for recent acquisition

30

Peer Comparison – Market Performance

Includes all major exchange traded banks and thrifts headquartered in the Southeast with total assets between $1.25 billion and $4.0 billion

General Information			Stock Price Performance			Book Value & Earnings Multiples							
								Last Quarter Annualized Estimate		2015 Estimate		2016 Estimate	
Institution	Ticker	Market Value ($mm)	1/8/15 Closing Price ($)	1-Year Price Change (%)	1-Year Total Return (%)	Price/ Book (%)	Price/ Tang. Book (%)	EPS ($)	P/E (X)	EPS ($)	P/E (X)	EPS ($)	P/E (X)
(1) **Carolina Financial Corporation**	**CARO**	**113**	**13.99**	**39.2**	**39.7**	**123**	**129**	**1.20**	**11.7**	**--**	**--**	**--**	**--**
Ameris Bancorp	ABCB	661	24.70	20.0	20.8	187	231	1.72	14.4	2.01	12.3	2.23	11.1
Bear State Financial, Inc.	BSF	289	10.87	39.0	39.0	219	274	2.70	4.0	--	--	--	--
C1 Financial, Inc.	BNK	266	17.94	11.9	11.9	156	157	0.72	24.9	1.16	15.5	1.69	10.6
Capital City Bank Group, Inc.	CCBG	510	15.24	30.7	31.5	94	134	0.48	31.8	0.62	24.7	0.93	16.5
CenterState Banks, Inc.	CSFL	236	11.29	11.8	12.2	115	146	0.32	35.3	0.81	13.9	0.95	11.9
CommunityOne Bancorp	COB	339	10.86	(9.1)	(9.1)	250	280	0.32	33.9	0.50	21.9	0.50	21.9
Fidelity Southern Corporation	LION	349	15.89	1.7	3.8	131	133	1.52	10.5	1.29	12.3	1.34	11.9
First Bancorp	FBNC	329	17.73	7.7	9.6	111	142	1.08	16.4	1.45	12.2	1.67	10.6
Home Bancorp, Inc.	HBCP	187	22.90	21.3	21.7	108	111	1.64	14.0	1.78	12.9	1.86	12.3
HomeTrust Bancshares, Inc.	HTBI	329	16.02	0.3	0.3	87	91	0.48	33.4	0.72	22.3	0.84	19.1
MidSouth Bancorp, Inc.	MSL	318	16.47	(3.9)	(2.0)	113	162	1.48	11.1	1.56	10.6	1.73	9.5
(1) NewBridge Bancorp	NBBC	432	8.44	18.5	18.5	133	150	0.56	15.1	0.57	14.9	0.71	11.9
Park Sterling Corporation	PSTB	688	7.08	1.0	2.2	117	138	0.24	29.5	0.45	15.8	0.53	13.4
(1) Seacoast Banking Corporation of Florida	SBCF	367	13.03	6.8	6.8	139	153	0.48	27.1	0.67	19.5	0.81	16.1
(1) State Bank Financial Corporation	STBZ	600	19.66	10.4	11.4	133	145	1.36	14.5	1.26	15.6	1.15	17.0
(1) Stonegate Bank	SGBK	362	28.95	27.4	28.2	156	199	1.36	21.3	1.70	17.0	2.07	14.0
Min:		**187**		**(9.1)**	**(9.1)**	**87**	**91**		**10.5**		**10.6**		**9.5**
Median:		**344**		**11.1**	**11.6**	**132**	**148**		**21.3**		**15.5**		**12.3**
Max:		**688**		**39.0**	**39.0**	**250**	**280**		**35.3**		**24.7**		**21.9**

Source: SNL Financial; data as of or for the three months ended 9/30/14; pricing data as of 1/8/15; BSF LQA EPS from min, median and max
CARO price change and total return since listing on the NASDAQ on 7/1/14; BNK price change and total return since IPO on 8/14/14
Total return includes reinvestment of dividends
(1) Pro forma for recent acquisition; CARO book value and tangible book value per share pro forma for recent branch acquisition

Carolina Financial CORPORATION
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